UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

0-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road, Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 382-1000

                Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of CTI Industries Corporation (the “Company”) was held on Thursday, June 6, 2013 at 10:00 a.m. Central Daylight Savings Time at the corporate headquarters of the Company located at 22160 N. Pepper Road, Lake Barrington, Illinois.

The following actions were submitted and approved by a vote of the stockholders of the Company:

1.	Election of seven directors;

2.	Ratification of the Board’s selection of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for 2013;

3.	Approval, by non-binding vote, of named executive officer compensation; and

4.	Recommendation, by non-binding vote, of the frequency of executive compensation votes.

Stockholders of record at the close of business on April 19, 2013 were entitled to vote. A total of 2,320,307 shares were represented by proxy or in person at the Annual Meeting, which constituted 71.42% of the Company’s issued and outstanding shares of common stock. These shares were voted on the matters presented at the Annual Meeting as follows:

1. For the election of directors:

Name	For	Against	Abstentions and Broker Non-Votes

John H. Schwan	1,764,342	207,077	348,888

Stephen M. Merrick	1,764,392	207,027	348,888

Stanley M. Brown	1,764,001	207,418	348,888

Bret Tayne	1,779,602	191,817	348,888

John I. Collins	1,779,602	191,817	348,888

Howard Eirinberg	1,779,602	191,817	348,888

John Klimek	1,779,602	191,817	348,888

2.	Ratification of the Board of Directors selection of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for 2013.

For	Against	Abstentions and Broker Non-Votes

2,178,187	135,706	6,414

3.	Approval, by non-binding vote, of named executive officer compensation.

For	Against	Abstentions and Broker Non-Votes

1,826,647	139,622	354,038

4.	Recommendation, by non-binding vote, of the frequency of executive compensation votes.

1 Year	2 Years	3 Years	Broker Non-Votes

315,676	667	1,592,854	411,110

The option of every “3 years” received the highest number of votes cast and therefor was deemed the frequency for the advisory vote on executive compensation selected by stockholders. Accordingly, the Registrant will include, once every three years, a stockholder advisory vote on the compensation of its named executives in its proxy statement until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of named executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, June 6, 2013.

CTI INDUSTRIES CORPORATION

By:	/s/ Stephen M. Merrick
Stephen M. Merrick
President and Chief Financial Officer